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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                   -----------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report  (Date of earliest event reported)  MAY 28, 2008
                                                   ------------

                                  RADNET, INC.
                                  ------------
               (Exact Name of Registrant as Specified in Charter)

        NEW YORK                    0-19019                       13-3326724
        --------                    -------                       ----------
(State or Other Jurisdiction      (Commission                   (IRS Employer
     of Incorporation)            File Number)               Identification No.)


                1510 COTNER AVENUE, LOS ANGELES, CALIFORNIA 90025
                -------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)
        Registrant's telephone number, including area code (310) 478-7808
                                                           --------------


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01 OTHER EVENTS.


On May 28, 2008, RadNet, Inc. ("RadNet") issued a press release announcing that the annual meeting of stockholders of RadNet was adjourned to permit the solicitation of additional proxies to vote on the proposed reincorporation of RadNet in the state of Delaware. RadNet adjourned the meeting to June 12, 2008, at 10:00 a.m. (Pacific Time) at RadNet's corporate offices, located at 1510 Cotner Avenue, Los Angeles, California. The record date for stockholders entitled to vote at the reconvened meeting remains April 14, 2008.

A copy of the press release is attached as Exhibit 99.1 to this report on Form 8-K and incorporated herein by reference.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.


EXHIBITS.

      Exhibit     Description
      -------     -----------
       99.1       Press Release dated May 28, 2008



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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   May 28, 2008

                                RADNET, INC.


                                By: /s/ Howard G. Berger, M.D.
                                    --------------------------------------------
                                    Name: Howard G. Berger, M.D.
                                    Title: President and Chief Executive Officer



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                                  EXHIBIT INDEX


Exhibit                 Description
-------                 -----------
  99.1                  Press Release dated May 28, 2008